                                                              Exhibit 10.2

                       FIRST AMENDMENT TO CREDIT AGREEMENT

            FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of August 22, 1996, among BIG FLOWER PRESS HOLDINGS, INC. ("Holdings"), TREASURE CHEST ADVERTISING COMPANY, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANK OF AMERICA NT & SA, THE INDUSTRIAL BANK OF JAPAN, LIMITED and NATIONSBANK, N.A., as Co-Agents (the "Co-Agents"), CREDIT SUISSE, as Documentation Agent (the "Documentation Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :

            WHEREAS, Holdings, the Borrower, the Banks, the Co-Agents, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of November 28, 1995 and amended and restated as of March 19, 1996 (as in effect on the date hereof, the "Credit Agreement");

            WHEREAS, the Borrower desires to purchase 100% of the capital stock of Printco, Inc., a Michigan corporation ("Printco"), and certain related assets owned by Park Properties, a Michigan general partnership ("Park Properties"), in a transaction (the "Printco Acquisition") which, after giving effect to this Amendment, will constitute a Permitted Acquisition effected in accordance with the requirements of the Credit Agreement;

            WHEREAS, WTI desires to acquire 100% of the capital stock of Scanforms, Inc., a Delaware corporation ("Scanforms"), in a transaction (the "Scanforms Acquisition") which, after giving effect to this Amendment, will constitute a Permitted Acquisition effected in accordance with the requirements of the Credit Agreement;

            WHEREAS, Holdings and the Borrower have requested certain amendments to the Credit Agreement in connection with the transactions described in the two preceding recitals and to effect certain other changes to the Credit Agreement; and

            WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

            NOW, THEREFORE, it is agreed:

I.    Amendments and Modifications to Credit Agreement.

            1. Section 2.01(c) of the Credit Agreement is hereby amended by deleting the amount "$35,000,000" appearing therein and by inserting in lieu thereof the amount "$45,000,000".

            2. Section 4.02(f) of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (iii) appearing in the second parenthetical of said Section and inserting a comma in lieu thereof and (ii) inserting the following new clause (v) immediately after the phrase "this
Section 4.02(f)":

      "and (v) sales or transfers of assets to the extent permitted by Section 9.02(xvi)".

            3. Section 7.19 of the Credit Agreement is hereby amended by adding the following new sentence at the end of clause (b) thereof:

      "Notwithstanding anything to the contrary contained above, to the extent the representation and warranty contained in this clause (b) relates to any Subsidiary of Holdings for any period prior to the acquisition thereof by Holdings pursuant to a Permitted Acquisition, such representation and warranty is made to the best knowledge of Holdings and the Borrower."

            4. Section 8.14(a)(iii) of the Credit Agreement is hereby amended by inserting the phrase ", provided that if financial statements for the last month of the fiscal quarter most recently ended have not yet been delivered (and were not required to be delivered) pursuant to Section 8.01(a), then compliance with the covenants described above shall instead be tested for the period of four consecutive fiscal quarters (taken as one accounting period) most recently ended for which financial statements have been delivered (or were required to be delivered) pursuant to Section 8.01(b) or (c), as the case may be" immediately after the phrase "accounting period) most recently ended" appearing therein.

            5. Section 8.14(a)(v) of the Credit Agreement is hereby amended by inserting the phrase "(excluding increased income and other taxes for periods to occur after the consummation of the respective Permitted Transaction as a result of the increased income of the entity to be acquired pursuant to the respective Permitted Transaction)" immediately after the phrase "materially increased tax" appearing therein.

            6. Section 8.14(a)(xi) of the Credit Agreement is hereby amended by deleting the number "(I)" appearing therein and by deleting the phrase "(II) the sum of . . . $20,000,000" appearing therein.

            7. Section 8.14(b) of the Credit Agreement is hereby amended by deleting the parenthetical contained therein and by inserting in lieu thereof the phrase "(except capital stock of (x) an Unrestricted Subsidiary owned by another Unrestricted

Subsidiary and (y) a Shell Corporation so long as same remains a Shell Corporation in accordance with the definition thereof contained herein)".

            8. Section 8.19 of the Credit Agreement is hereby amended by deleting the phrase "In connection therewith, it" appearing in the second sentence of said Section and inserting in lieu thereof the word "It".

            9. The Banks hereby acknowledge and agree that the Printco Acquisition may be effected by the Borrower pursuant to a Permitted Acquisition which, after giving effect to this Amendment, complies in all respects with the requirements of the Credit Agreement (including, without limitation, Sections 8.11, 8.14, 9.11 and 9.12 thereof).

            10. The Banks hereby acknowledge and agree that the Scanforms Acquisition may be effected as a Permitted Acquisition in accordance with all applicable requirements with the Credit Agreement, including, without limitation, Sections 8.11, 8.14, 9.11 and 9.12 thereof; provided that, notwithstanding anything to the contrary contained in the Credit Agreement, the following deviations from the requirements of the Credit Agreement shall be permitted (and only such deviations shall be permitted) in connection with the Scanforms Acquisition so long as same otherwise meets all applicable requirements for a Permitted Acquisition pursuant to the Credit Agreement:

            (i) the Scanforms Acquisition may be effected by the merger of Scanforms into a newly-formed direct Wholly-Owned Subsidiary of either WTI or Holdings, provided that if the Scanforms Acquisition is effected by such a merger into a direct Wholly-Owned Subsidiary of Holdings, (x) any financing required from the Borrower for such Permitted Acquisition shall be extended to WTI pursuant to Permitted Acquisition Loans made in accordance with the requirements of Section 9.05(xxii) of the Credit Agreement, it being understood and agreed that (notwithstanding anything to the contrary contained in the Credit Agreement), WTI shall be permitted to advance such funds to Holdings and/or to Scanforms to the extent needed by Holdings and/or Scanforms to effect the Scanforms Acquisition and (y) immediately after giving effect to the consummation of said merger, the stock of Scanforms as the surviving corporation thereof shall be contributed to WTI (at which time any inter-company loans made by WTI to Holdings as described in preceding clause (x) shall be extinguished or assumed by Scanforms) and shall thereafter constitute a direct Wholly-Owned Subsidiary of WTI;

            (ii) the Banks hereby waive any requirement for a determination by the Agents pursuant to Section 8.14(a)(x) of the Credit Agreement in connection with the Scanforms Acquisition, although the Borrower shall remain obligated to provide the certification required thereby; and

            (iii) in connection with the Scanforms Acquisition, the Scanforms Non-Compete Agreement may be entered into by Holdings and/or one or more of its

      Subsidiaries with Mr. Robert Samans, President of Scanforms, so long as the payments by Holdings and its Subsidiaries pursuant thereto do not exceed $2,500,000 in the aggregate and if such payments are structured as a promissory note, the aggregate principal amount of such promissory note does not exceed $2,500,000, with interest accruing thereon at a rate not to exceed 9% per annum.

The Scansforms Non-Compete Agreement described above shall be permitted to be entered into in connection with the Scanforms Acquisition, but shall be included as Indebtedness for purposes of determining compliance with Section 9 of the Credit Agreement (including, without limitation, Sections 9.08 and 9.09 thereof). The creation of a Wholly-Owned Subsidiary of Holdings to effect the Scanforms Acquisition as contemplated by preceding clause (i) shall be permitted, so long as such creation complies with all applicable requirements of the Credit Agreement (including, without limitation, Section 9.11 thereof), except for the fact that such Wholly-Owned Subsidiary is initially directly owned by Holdings, rather than WTI.

            11. Section 9.01 of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately following the phrase "Liens on" appearing in clause (xvii) of said Section and (ii) inserting the following text immediately after the phrase "Receivables Documents" appearing in clause (xvii) of said Section:

      "and (y) any amounts representing proceeds of securities issued in connection with the Receivables Facility which are on deposit in any account established under the Receivables Facility to the extent the funds from time to time on deposit in such account are included within the definition of Transferred Assets (as defined in Section 2.1 of the Receivables Pooling Agreement as originally in effect)".

            12. Section 9.02 of the Credit Agreement is hereby amended by deleting the word "and" appearing at the end of clause (xiv) thereof, deleting clause (xv) thereof in its entirety and by inserting in lieu thereof the following new clauses (xv), (xvi) and (xvii):

      "(xv) transfers of assets between Holdings and any of Holdings' Wholly-Owned Domestic Subsidiaries which are Guarantors or between such Subsidiaries of Holdings, provided that (I) the aggregate fair market value of all such transferred assets does not exceed $25,000,000 and (II) the Borrower shall certify to the Agents that the transferred assets are expected to be more productive if transferred as specified, in cases where the fair market value of the transferred assets exceeds $1,000,000;

      (xvi) each of Holdings and its Subsidiaries may sell or otherwise transfer and rent or lease back property if the fair market value of all such property so sold or transferred and rented or leased back pursuant to this clause (xvi) in any fiscal year does not exceed $5,000,000 in the aggregate; and

      (xvii) (x) Holdings and its Subsidiaries may enter into agreements to effect acquisitions and dispositions of stock or assets so long as the respective transaction is permitted pursuant to the foregoing provisions of this
      Section 9.02 and (y) Holdings and its Subsidiaries may enter into agreements to effect acquisitions and dispositions of capital stock or assets in transactions not permitted by the provisions of this Section
      9.02 at the time the respective agreement is entered into; provided that in the case of each agreement of the type referenced in this clause (y) such agreement shall be expressly conditioned upon obtaining the requisite consent of the Required Banks under this Agreement as a condition precedent to the consummation of the respective transaction and, if for any reason the transaction is not consummated because of a failure to obtain such consent, the aggregate liability of Holdings and its Subsidiaries under any such agreement shall not exceed $500,000."

            13. Section 9.03(ii) of the Credit Agreement is hereby amended by
(x) inserting the phrase ", to pay for capital improvements" immediately after the phrase "operating expenses in ordinary course of business" appearing therein and (y) deleting the amount "$5,000,000" appearing in the first proviso to said Section and inserting in lieu thereof the amount "$10,000,000".

            14. Section 9.04(vii) is hereby amended by deleting the phrase "provided further, that in no event . . . $33,000,000;" appearing therein.

            15. Section 9.04 of the Credit Agreement is hereby further amended by (x) deleting the word "and" appearing at the end of clause (xvi) thereof, (y) deleting the period appearing at the end of clause (xvii) thereof and inserting a semi-colon in lieu thereof and (z) adding the following new clauses (xviii) and (xix) immediately after clause (xvii) thereof:

      "(xviii) additional unsecured Indebtedness of Holdings and/or its Subsidiaries, including Indebtedness incurred in connection with the Scanforms Non-Compete Agreement, so long as the aggregate outstanding amount of such Indebtedness at no time exceeds $15,000,000; and

      (xix) Indebtedness of Holdings and/or its Subsidiaries under Currency Agreements, in each case so long as the respective Currency Agreement is reasonably related to revenues or payments of Holdings and/or its Subsidiaries in the respective currency subject to the Currency Agreement and is entered into for non-speculative purposes."

            16. Section 9.05 of the Credit Agreement is hereby amended by (a) in clause (vi) thereof, inserting the phrase "and its Subsidiaries" immediately after the word "Holdings" appearing therein, (b) in clause (xiii) thereof, deleting the amount "$45,000,000" appearing therein and by inserting in lieu thereof the amount "$50,000,000", (c) deleting the word "and" appearing at the end of clause (xxiii) thereof, (d) deleting the period at the end of clause
(xxiv) thereof and inserting a semi-colon in lieu thereof and (e) inserting the following new clauses (xxv), (xxvi) and (xxvii) immediately at the end thereof:

      "(xxv) Holdings and/or it Subsidiaries may enter into Currency Agreements in accordance with the requirements contained in Section 9.04(xix);

      (xxvi) additional Investments may exist from time to time consisting of capital contributions to the Receivables Subsidiary made solely through a reduction in the principal amount of any intercompany note then payable to the Borrower by the Receivables Subsidiary, so long as (x) all capital stock of the Receivables Subsidiary is pledged pursuant to the Pledge and Security Agreement, (y) any such intercompany note (to the extent same is not reduced to $0) is pledged pursuant to the Pledge and Security Agreement and (z) the aggregate amount of all such capital contributions shall not exceed $15 million; and

      (xxvii) other Investments by Holdings and/or its Subsidiaries shall be permitted, so long as the net aggregate amount of such Investments (after giving effect to any dividends or other returns of capital on the respective such Investments) does not exceed $5,000,000 at any one time outstanding."

            17. Section 9.09 of the Credit Agreement is hereby amended by (i) deleting the phrase "4.25 to 1.0 through and including March 31, 1997 and 4.00 to 1.0 thereafter" appearing in said Section and inserting in lieu thereof the text "4.50 to 1.0 through and including December 31, 1998 and 4.25 to 1.0 thereafter" and (ii) inserting the phrase "(or 4.10 to 1.00 in the case of a Permitted Acquisition effected prior to December 31, 1997)" immediately after the phrase "greater than 4.00 to 1.00" appearing in the proviso thereto.

            18. Section 9.10(b) is hereby amended by adding the following new clause immediately at the end of first sentence thereof:

      "and (z) so long as no Default or Event of Default is then in existence, the Existing Indebtedness outstanding as of the First Amendment Effective Date to Fleet Credit Corporation and/or MetLife Capital Corporation in an aggregate principal amount not to exceed $1,000,000 may be repaid or prepaid, so long as no premium is paid in connection therewith".

            19. Section 9.11 of the Credit Agreement is hereby amended by adding the phrase "(other than a Shell Corporation, so long as it remains a Shell Corporation)" immediately after the phrase "Restatement Effective Date any Subsidiary" appearing therein.

            20. The definition of "Attributed Receivables Facility Indebtedness" appearing in Section 11.01 of the Credit Agreement is hereby amended by adding the following proviso at the end of said definition:

      "; provided that such principal amount shall be net of amounts of cash and Cash

      Equivalents on deposit in any principal funding or equalization account established pursuant to the Receivables Facility which, if the Receivables Facility were structured as a secured lending arrangement rather than as a facility for the sale of Receivables Facility Assets, would collateralize the Indebtedness issued thereunder".

            21. The definition of "Change of Control" appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting subclause (a) of clause
(iii) thereof in its entirety and by inserting in lieu thereof the following new subclause:

      "(a) the Ammon Permitted Holders shall cease to own the lesser of at least
      (A) 1,000,000 shares (adjusted for any stock splits or similar occurrences after the First Amendment Effective Date) of the outstanding common stock of Holdings or (B) 6.5% of the outstanding common stock of Holdings,".

            22. The definition of "Indebtedness" appearing in Section 11.01 of the Credit Agreement is hereby amended by adding the phrase ", any Currency Agreement" immediately after the phrase "Interest Rate Protection Agreement" appearing therein.

            23. The definition of "L/C Supportable Indebtedness" appearing in
Section 11.01 of the Credit Agreement is hereby amended by (x) inserting "Holdings," immediately prior to the word "WTI" in clause (i) of such definition, (y) inserting the word "Holdings," immediately prior to the word "Borrower" in clause (ii) of such definition and (z) inserting the following new proviso immediately at the end thereof:

      "; provided that in no event shall L/C Supportable Indebtedness include any Indebtedness for borrowed money of Holdings".

            24. The definition of "L/C Supportable Obligations" appearing in
Section 11.01 of the Credit Agreement is hereby amended by (x) inserting the word "Holdings," immediately before the word "Borrower" appearing therein and
(y) inserting the following new proviso immediately at the end thereof:

      "; provided that in no case shall L/C Supportable Obligations include Indebtedness for borrowed money of Holdings".

            25. The definition of "Permitted Acquisition" appearing in Section
11.01 of the Credit Agreement is hereby amended by (w) adding the phrase "(in each case, together with any related assets used in the business, division or product line of the Person so acquired)" immediately after the phrase "100% of the capital stock of any such Person" appearing therein, (x) in the second sentence thereof, deleting the phrase "in the immediately preceding sentence" appearing therein and inserting in lieu thereof the word "above", (y) adding the following new sentence immediately after the first sentence of said definition:

      "For purposes of determining compliance with the immediately preceding sentence, Indebtedness acquired pursuant to any Permitted Acquisition and repaid promptly after (and in any event within 30 days after the date of) the consummation of the respected Permitted Acquisition shall not be included as outstanding Indebtedness of Holdings or its Subsidiaries for purposes of determining compliance with Section 8.14 and the covenants contained in Section 9, but shall instead be treated as consideration (paid in cash or, if satisfied through the issuance of common stock or Qualified Preferred Stock as permitted above, consideration paid in common stock or Qualified Preferred Stock, as the case may be) paid in connection with such Permitted Acquisition."

and (z) adding the phrase "and (z) in determining whether each of the Printco Acquisition and the Scanforms Acquisition is a Permitted Acquisition, effect shall be given to the provisions of the First Amendment relating thereto" immediately at the end of clause (y) of the last sentence of said definition.

            26. The definition of "Receivables Facility Assets" appearing in
Section 11.01 of the Credit Agreement is hereby amended by inserting the following parenthetical immediately after the phrase "involving accounts receivable" appearing in clause (iv) of said definition:

      "(which may include amounts, which do not constitute proceeds of any account receivable included in the Receivables Facility, paid by an account receivable obligor which are credited to a bank account established under the Receivables Facility, so long as such amounts, upon identification by the servicer under the Receivables Facility as not constituting proceeds of an account receivable included in the Receivables Facility, may be released from any Lien granted under the Receivables Facility)".

            27. The definition of "Receivables Facility Financing Costs" appearing in Section 11.01 of the Credit Agreement is hereby amended by adding the following proviso at the end of said definition:

      "; provided that such total consolidated interest and fee expense shall be net of consolidated interest and fee expense arising in respect of amounts on deposit in any principal funding or equalization account established pursuant to the Receivables Facility which, if same were structured as a secured lending arrangement rather than a facility for the sale of Receivables Facility Assets, would collateralize the Indebtedness issued thereunder".

            28. Section 11.01 of the Credit Agreement is hereby further amended by inserting in appropriate alphabetical order the following new definitions:

            "Currency Agreement" shall mean any obligations of any Person pursuant to any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect such Person or any of its Subsidiaries or

      Affiliates against fluctuations in currency values.

            "First Amendment" shall the mean the First Amendment to this Agreement, dated as of August 22, 1996.

            "First Amendment Effective Date" shall mean the First Amendment Effective Date under, and as defined in, the First Amendment.

            "Park Properties" shall mean Park Properties, a Michigan general partnership.

            "Printco" shall mean Printco, Inc., a Michigan corporation.

            "Printco Acquisition" shall mean (i) the purchase by the Borrower of 100% of the outstanding common stock of Printco and all outstanding options to purchase shares of such common stock and (ii) the Borrower's acquisition of certain related assets and liabilities from Park Properties.

            "Scanforms" shall mean Scanforms, Inc., a Delaware corporation.

            "Scanforms Acquisition" shall mean the acquisition by Holdings or WTI of 100% of the equity interests in Scanforms, which acquisition shall be effected by the merger of a newly-formed Wholly-Owned Subsidiary of Holdings or WTI, as the case may, into Scanforms; provided that if Scanforms is acquired by a direct Wholly-Owned Subsidiary of Holdings, then immediately after the consummation of the Scanforms Acquisition the stock of the surviving corporation of the merger described above shall be contributed to WTI after which Scanforms shall be a direct Wholly-Owned Subsidiary of WTI.

            "Scanforms Non-Compete Agreement" shall mean a non-compete agreement entered into by Holdings and/or one or more of its Subsidiaries with Mr. Robert Samans, President of Scanforms, in connection with the Scanforms Acquisition.

            "Shell Corporation" shall mean any corporation established to effect a Permitted Acquisition which has not yet occurred, so long as the aggregate amount of assets at any time held by all Shell Corporations at any time in existence does not exceed $100,000. At the time of the consummation of the respective Permitted Acquisition or at such time as the assets of any corporation which was a Shell Corporation exceed $100,000, such corporation shall cease to be a Shell Corporation. At such time as the assets of all corporations which theretofore constitute Shell Corporations exceed $100,000 in the aggregate, the Borrower shall notify the Administrative Agent as to which corporations shall cease to constitute Shell Corporations or, in the absence of such designation, all such corporations shall at such time cease to be Shell Corporations.

II.   Miscellaneous Provisions.

            I. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

            (a) no Default or Event of Default exists as of the First Amendment Effective Date, both before and after giving effect to this Amendment; and

            (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

            2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

            4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            5. This Amendment shall become effective on the date (the "First Amendment Effective Date") when each of Holdings, the Borrower, each Subsidiary Guarantor and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

            6. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                    *   *   *

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                           BIG FLOWER PRESS HOLDINGS, INC.


                                           By /s/ Mark A. Angelson
                                              ----------------------------------
                                              Title: Executive Vice President


                                           TREASURE CHEST ADVERTISING

                                             COMPANY, INC.


                                           By /s/ Mark A. Angelson
                                              ----------------------------------
                                              Title: Secretary


                                           BANKERS TRUST COMPANY,
                                             Individually and
                                             as Administrative Agent


                                           By /s/ Christopher Kinslow
                                              ----------------------------------
                                              Title: Vice President

                                           CREDIT SUISSE,
                                             Individually


                                           By /s/ Joel Glodowski
                                              ----------------------------------
                                              Title: member of senior management


                                           By /s/ Chris T. Hogan
                                              ----------------------------------
                                              Title: Associate


                                           CREDIT SUISSE,
                                             as Documentation Agent


                                           By /s/ Joel Glodowski
                                              ----------------------------------
                                              Title: member of senior management


                                           By /s/ Chris T. Hogan
                                              ----------------------------------
                                              Title: Associate

                                           ABN AMRO BANK N.V.,
                                             NEW YORK BRANCH


                                           By /s/ Thomas Rogers
                                              ----------------------------------
                                              Title:  Assistant Vice President


                                           By /s/ Frances O'Reilly Logan
                                              ----------------------------------
                                              Title: Vice President


                                           BANK OF AMERICA NT & SA


                                           By /s/ John M. Varnell
                                              ----------------------------------
                                              Title: Managing Director


                                           BANK OF IRELAND

                                           By /s/ Paddy Dowling
                                              ----------------------------------
                                              Title: Account Manager


                                           THE BANK OF NEW YORK


                                           By /s/ Gregory Shefrin
                                              ----------------------------------
                                              Title: Vice President


                                           CORESTATES BANK


                                           By /s/ Melina Lang
                                              ----------------------------------
                                              Title: Vice President


                                           COMERICA BANK


                                           By /s/ Tamara J. Gurne
                                              ----------------------------------
                                              Title:  Account Officer


                                           CREDIT LYONNAIS -
                                             NEW YORK BRANCH


                                           By /s/ Fred Haddad
                                              ----------------------------------
                                              Title: Senior Vice President


                                           CREDIT LYONNAIS -
                                             CAYMAN ISLAND BRANCH


                                           By /s/ Fred Haddad
                                              ----------------------------------
                                              Title: Authorized Signature


                                           DAI-ICHI KANGYO BANK, LIMITED


                                           By
                                              ----------------------------------
                                           Title:

                           DRESDNER BANK AG, New York and Grand Cayman Branches


                           By /s/ Andrew K. Mittag and Richard W. Conroy
                              -------------------------------------------
                              Title: Vice President


                                           THE FUJI BANK, LIMITED


                                           By /s/ Teui Teramoto
                                              ----------------------------------
                                              Title: Vice President and Manager


                                           GIROCREDIT BANK AG DER
                                             SPARKASSEN, GRAND CAYMAN
                                             ISLAND BRANCH


                                           By /s/ John Redding
                                              ----------------------------------
                                              Title:  Vice President


                                 THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                 By /s/ Junri Oda
                                    -------------------------------
                                 Title: Senior Vice President and Senior Manager


                                           THE LTCB TRUST COMPANY


                                           By /s/ Rene O. LeBlanc
                                              ----------------------------------
                                              Title:  Senior Vice President


                                           MERRILL LYNCH SENIOR FLOATING
                                             RATE FUND, INC.


                                           By /s/ Anthony R. Clemente
                                              ----------------------------------
                                              Title: Authorized Signatory

                                           BANK OF  TOKYO-MITSUBISHI  TRUST
                                           LIMITED,  successor to merger to The
                                           Mitsubishi Bank, Limited


                                           By /s/ Randy Szuck
                                              ----------------------------------
                                              Title:  Attorney-in-Fact


                                           THE MITSUBISHI TRUST AND
                                             BANKING CORPORATION


                                           By /s/ Patricia Loret de Mola
                                              ----------------------------------
                                              Title:  Senior Vice President


                                           NATIONSBANK, N.A.


                                           By /s/ Michael R. Heredia
                                              ----------------------------------
                                              Title: Vice President


                                           SANWA BANK CALIFORNIA


                                           By /s/ Mary King
                                              ----------------------------------
                                              Title:  Vice President


                                            SENIOR HIGH INCOME PORTFOLIO, INC.


                                           By /s/ Anthony R. Clemente
                                              ----------------------------------
                                              Title: Authorized Signatory


                                           SUMITOMO BANK OF CALIFORNIA


                                           By /s/ Robert M. Iritani
                                              ----------------------------------
                                              Title:  Vice President

                                           UNION BANK CORPORATE BANKING


                                           By /s/ Robert Pile
                                              ----------------------------------
                                              Title:  Vice President


                                           VAN KAMPEN AMERICAN CAPITAL
                                           PRIME RATE INCOME TRUST


                                           By /s/ Jeffrey W. Maillet
                                              ----------------------------------
                                              Title:  Senior Vice President


                                           MERRILL LYNCH PRIME RATE
                                           PORTFOLIO

                                           BY: MERRILL LYNCH ASSET
                                           MANAGEMENT, L.P., as Investment
                                           Advisor


                                           By /s/ Anthony R. Clemente
                                              ----------------------------------
                                              Title: Authorized Signatory


                                           CERES FINANCE LTD.


                                           By /s/ Darren Riley
                                              ----------------------------------
                                              Title:  Director


                                           KEYPORT LIFE INSURANCE
                                           COMPANY

                                           BY:  Chancellor Senior Secured
                                           Management, Inc. as Portfolio Advisor


                                           By /s/ Gregory L. Smith
                                              ----------------------------------

                                              Title:  Vice President

                                          MEDICAL LIABILITY MUTUAL
                                          INSURANCE COMPANY

                                          BY: Chancellor Senior Secured
                                          Management, Inc. as Investment Manager


                                          By /s/ Gregory L. Smith
                                             ----------------------------------
                                             Title:  Vice President


                                          PRIME INCOME TRUST


                                          By /s/ Rafael Scolari
                                             ----------------------------------
                                             Title: V.P. Portfolio Manager

      The undersigned, each being a Subsidiary Guarantor under, and as defined, the Credit Agreement referred to in the foregoing First Amendment, hereby consents and agrees to the provisions of the foregoing First Amendment and acknowledges that the extensions of credit pursuant to the Credit Agreement, as amended by the foregoing First Amendment, shall continue to be entitled to the full benefits of all Credit Documents (as defined in the Credit Agreement) executed by such Subsidiary Guarantor.


                                          BF AVIATION CORP


                                          By /s/ Mark A. Angelson
                                             -----------------------------------
                                             Title:  Secretary


                                          LASER TECH COLOR, INC.


                                          By /s/ Mark A. Angelson
                                             ----------------------------------
                                             Title:  Secretary


                                          LEVELCO 84, L.P.

                                          By: TREASURE CHEST ADVERTISING, INC.,
                                               its general partner


                                          By /s/ Rick Frier
                                             -----------------------------------
                                             Title: Vice President and Treasurer


                                          TREASURE CHEST ADVERTISING
                                             COMPANY OF NEW YORK, INC.


                                          By /s/ Rick Frier
                                             -----------------------------------
                                             Title: Vice President and Treasurer


                                          TREASURE CHEST ADVERTISING
                                             COMPANY OF TEXAS, INC.



                                          By /s/ Rick Frier
                                             -----------------------------------
                                             Title: Vice President and Treasurer


                                          TREASURE CHEST ADVERTISING
                                          HOLDING COMPANY OF TEXAS, INC.


                                          By /s/ Rick Frier
                                             -----------------------------------
                                             Title: Vice President and Treasurer


                                          WEBCRAFT TECHNOLOGIES, INC.


                                          By /s/ Tom Gardner
                                             -----------------------------------
                                             Title: Senior Vice President
                                                    Finance, CFO


                                          WEBCRAFT GAMES, INC.

                                          By /s/ Tom Gardner
                                             -----------------------------------
                                             Title: Senior Vice President
                                                    Admin., Treasurer


                                          WEBTECH HOLDINGS, INC.


                                          By /s/ Tom Gardner
                                             -----------------------------------
                                             Title: Senior Vice President, CFO


                                          WEBCRAFT CHEMICALS d/b/a
                                          CRAIG ADHESIVES & COATING CO.


                                          By /s/ Roy Bergquist
                                             -----------------------------------
                                             Title: President and Treasurer


                                          KSS TRANSPORTATION CORP.


                                          By /s/ Tom Gardner
                                             -----------------------------------
                                             Title:  President

                                          WEBCRAFT INVESTORS, INC.


                                          By /s/ Tom Gardner
                                             -----------------------------------
                                             Title: Senior Vice President & CFO


                                          WEBCRAFT MIDWEST, INC.

                                          By /s/ Tom Gardner
                                             -----------------------------------
                                             Title:  Senior Vice President & CFO